UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2003

DIATECT INTERNATIONAL CORPORATION

_______________________________________________________

(Exact name of registrant as specified in its charter

California	0-10147	95-355578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

875 South Industrial Parkway, Heber City, Utah, 84032

________________________________________________________

(Address of principal executive office)

(435) 654-4370

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(Registrant’s phone number including area code)

Item 6.

Resignation of Directors

November 7, 2003

Diatect International Shareholders

During the third quarter of 2003, after completing their term of service, two of our directors, John H. Zenger and Robert E. Crouch resigned from the board.  Due to professional and family commitments they both found it difficult to continue at this time.  Their contributions and professionalism will be missed.

Sincerely,

Jay W. Downs

President

JWD/mh

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

DIATECT INTERNATIONAL CORPORATION

November 7, 2003

/s/ Jay W. Downs

________________________________

Jay W. Downs

Principal Executive Officer

Principal Financial Officer